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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 8, 2008
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

             MICHIGAN                       0-16640               38-2606280
  (State or other jurisdiction            Commission           (I.R.S. Employer
of incorporation or organization)         File Number        Identification No.)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                 NOT APPLICABLE
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          (E) EMPLOYMENT CONTRACTS

On April 8, 2008, the Board of Directors of United Bancorp, Inc. (the "Company") approved one-year employment contracts with its executive officers effective April 1, 2008.

The employment contracts include the following provisions:

     1.   Term of contracts is twelve months

     2. Termination for cause results in compensation paid to the date of termination.

     3. Unless terminated for cause by mutual agreement, any other termination provides for continuation of salary for six months, which shall cease, however, if the employee secures employment sooner.

     4. In the event of change in control, if the employee is terminated or leaves on his own accord within twelve months of the date of change in control, the employee will receive continuation of salary for twelve months.

     5.   Confidential information is the property of the Company.

     6. The terminated employee is prohibited from soliciting employees or clients of the Company or subsidiary banks for one year following termination.

     7. Provides a non-compete clause within the subsidiary bank CRA areas for a term of one year.

     8.   Disputes will be resolved by arbitration.

These terms are unchanged from prior years. Salary amounts under the contracts are set forth in the table below.

                                                                 2008
NAME AND POSITION WITH COMPANY AND SUBSIDIARY BANKS             SALARY
---------------------------------------------------            --------
Robert K. Chapman, President and Chief Executive Officer       $260,000
Randal J. Rabe, Executive Vice President and Chief Financial
   Officer                                                      190,000
Todd C. Clark, Executive Vice President; President and Chief
   Executive Officer of United Bank & Trust - Washtenaw         195,000
Joseph R. Williams, Executive Vice President; President and
   Chief Executive Officer of United Bank & Trust               160,000
Gary D. Haapala, Executive Vice President; Executive Vice
   President - Wealth Management Group, United Bank & Trust     175,000

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (C) EXHIBITS

10.1. Employment Agreement effective April 1, 2008, between United Bancorp, Inc. and Robert K. Chapman

10.2. Employment Agreement effective April 1, 2008, between United Bancorp, Inc. and Randal J. Rabe

10.3. Employment Agreement effective April 1, 2008, between United Bancorp, Inc. and Todd C. Clark

10.4. Employment Agreement effective April 1, 2008, between United Bancorp, Inc. and Joseph R. Williams

10.5. Employment Agreement effective April 1, 2008, between United Bancorp, Inc. and Gary D. Haapala

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITED BANCORP, INC.
                                        (Registrant)


Date: April 9, 2008                     By: /s/  Randal J. Rabe
                                            ------------------------------------
                                            (Principal Financial Officer)
                                            Executive Vice President and Chief
                                            Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.:                              Description:
------------   -----------------------------------------------------------------
10.1.          Employment Agreement effective April 1, 2008, between United
               Bancorp, Inc. and Robert K. Chapman

10.2.          Employment Agreement effective April 1, 2008, between United
               Bancorp, Inc. and Randal J. Rabe

10.3.          Employment Agreement effective April 1, 2008, between United
               Bancorp, Inc. and Todd C. Clark

10.4.          Employment Agreement effective April 1, 2008, between United
               Bancorp, Inc. and Joseph R. Williams

10.5.          Employment Agreement effective April 1, 2008, between United
               Bancorp, Inc. and Gary D. Haapala
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